EXHIBIT 99.3

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

Summary

($ Millions)

	2Q 2007	2Q 2006
Reported Net Income	$1,412	$860
EPS - Diluted	$1.68	$0.99
Total Worldwide Production (mboe/day)	583	609
Total Worldwide Crude Oil Realizations ($/BBL)	$59.11	$61.66
Domestic Natural Gas Realizations ($/MCF)	$7.07	$6.23
Wtd. Average Basic Shares O/S (mm)	837.7	860.2
Wtd. Average Diluted Shares O/S (mm)	841.8	867.7
	YTD 2007	YTD 2006
Reported Net Income	$2,624	$2,091
EPS - Diluted	$3.11	$2.42
Total Worldwide Production (mboe/day)	587	601
Total Worldwide Crude Oil Realizations ($/BBL)	$55.34	$58.53
Domestic Natural Gas Realizations ($/MCF)	$6.74	$7.25
Wtd. Average Basic Shares O/S (mm)	839.3	854.5
Wtd. Average Diluted Shares O/S (mm)	843.2	864.3
Shares Outstanding (mm)	830.7	845.3
Cash Flow from Operations	$2,900	$3,100

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2007 Second Quarter

Net Income (Loss)

($ millions)

Reported
Income	Significant Items Affecting Income
Asset
Sales
Oil & Gas	$1,682		$(23)	Sale of mineral interests
Chemical	158
Corporate
Interest expense, net	6
Other	470		(284)	Sale of Lyondell shares
			(116)	Sale of Pakistan assets, net of tax
			(107)	Sale of Horn Mountain assets, net of tax
Taxes	(904)		111	Tax effect of adjustments

Net Income	$1,412	*	$(419)
Earnings Per Common Share
Diluted	$1.68		$(0.50)

* The second quarter reported income includes after-tax income for the following: $17 million for Pakistan operations, $27 million for Horn Mountain operations and $6 million for litigation and debt purchases.

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2006 Second Quarter

Net Income (Loss)

($ millions)

Reported
Income	Significant Items Affecting Income
Oil & Gas	$1,857
Chemical	251
Corporate
Interest expense, net	(33)
Other	(364)	415	Ecuador write-off, net of tax
		(45)	Ecuador operations, net of tax
		(23)	Vintage held for sale, net of tax
Taxes	(851)

Net Income	$860
Earnings Per Common Share
Basic	$1.00
Diluted	$0.99

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2007 First Six Months

Net Income (Loss)

($ millions)

Reported
Income	Significant Items Affecting Income
Oil & Gas	$3,690	$(412)	Sale of Russia – Vanyoganneft
		(112)	Litigation settlements
		(23)	Sale of mineral interests
Chemical	295
Corporate
Interest expense, net	(175)	167	Debt purchases
Other	402	47	Plant closure
		(284)	Sale of Lyondell shares
		(116)	Sale of Pakistan assets, net
		(107)	Sale of Horn Mountain assets, net
Taxes	(1,588)	34	Tax effect of adjustments

Net Income	$2,624
Earnings Per Common Share
Basic	$3.13
Diluted	$3.11

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2006 First Six Months

Net Income (Loss)

($ millions)

Reported
Income	Significant Items Affecting Income
Oil & Gas	$3,668
Chemical	501
Corporate
Interest expense, net	(62)
Other	(291)	415	Ecuador write-off, net of tax
		(109)	Ecuador operations, net of tax
		(36)	Vintage held for sale, net of tax
Taxes	(1,725)

Net Income	$2,091
Earnings Per Common Share
Basic	$2.45
Diluted	$2.42

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Worldwide Effective Tax Rate

	QUARTERLY			YEAR-TO-DATE
	2007	2007	2006	2007	2006
REPORTED INCOME	QTR 2	QTR 1	QTR 2	6 Months	6 Months
Oil & Gas (a)	1,682	2,008	1,857	3,690	3,668
Chemicals	158	137	251	295	501
Corporate & other	209	(292)	(115)	(83)	(215)
Pre-tax income	2,049	1,853	1,993	3,902	3,954
Income tax expense
Federal and state	456	266	402	722	835
Foreign (a)	448	418	449	866	890
Total	904	684	851	1,588	1,725

Income from continuing operations	1,145	1,169	1,142	2,314	2,229
Worldwide effective tax rate	44%	37%	43%	41%	44%
INCOME EXCLUDING ASSET SALES	2007	2007	2006	2007	2006
AND OTHER SIGNIFICANT ITEMS	QTR 2	QTR 1	QTR 2	6 Months	6 Months
Oil & Gas (a)	1,656	1,487	1,857	3,143	3,668
Chemicals	158	137	251	295	501
Corporate & other	(80)	(73)	(115)	(153)	(215)
Pre-tax income	1,734	1,551	1,993	3,285	3,954
Income tax expense
Federal and state	343	345	402	688	835
Foreign (a)	448	418	449	866	890
Total	791	763	851	1,554	1,725

Core results	943	788	1,142	1,731	2,229
Worldwide effective tax rate	46%	49%	43%	47%	44%

(a) Revenues and income tax expense include taxes owed by Occidental but paid by governmental entities on its behalf. Oil and gas pre-tax income includes the following revenue amounts by periods.

2007	2007	2006	2007	2006
QTR 2	QTR 1	QTR 2	6 Months	6 Months
300	288	282	588	572

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2007 Second Quarter Net Income (Loss)

Reported Income Comparison

	Second	First
	Quarter	Quarter
	2007	2007	B / (W)
Oil & Gas	$1,682	$2,008	$(326)
Chemical	158	137	21
Corporate
Interest expense, net	6	(181)	187
Other	470	(68)	538
Taxes	(904)	(684)	(220)
Net Income	$1,412	$1,212	$200
Earnings Per Common Share
Basic	$1.68	$1.44	$0.24
Diluted	$1.68	$1.43	$0.25
Worldwide Effective Tax Rate	44%	37%	-7%
Tax Rate Excluding Asset Sales
and Other Significant Items	46%	49%	3%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Oil & Gas

Variance Analysis 2Q07 vs. 1Q07

($ millions)

OCCIDENTAL PETROLEUM

Chemical

Variance Analysis 2Q07 vs. 1Q07

($ millions)

* Higher energy and feedstock cost

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2007 Second Quarter Net Income (Loss)

Reported Income Comparison

	Second	Second
	Quarter	Quarter
	2007	2006	B / (W)
Oil & Gas	$1,682	$1,857	$(175)
Chemical	158	251	(93)
Corporate
Interest expense, net	6	(33)	39
Other	470	(364)	834
Taxes	(904)	(851)	(53)
Net Income	$1,412	$860	$552
Earnings Per Common Share
Basic	$1.68	$1.00	$0.68
Diluted	$1.68	$0.99	$0.69
Worldwide Effective Tax Rate	44%	43%	-1%
Tax Rate Excluding Asset Sales	46%	43%	-3%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Oil & Gas

Variance Analysis 2Q07 vs. 2Q06

($ millions)

* DD&A rate increase (46) and higher operating expenses

OCCIDENTAL PETROLEUM

Chemical

Variance Analysis 2Q07 vs. 2Q06

($ millions)

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
	2007	2006	2007	2006
NET PRODUCTION PER DAY:
United States
Crude Oil and Liquids (MBL)
California	93	82	89	83
Permian	163	168	164	167
Hugoton and other	3	3	4	3
Total	259	253	257	253
Natural Gas (MMCF)
California	268	258	250	255
Hugoton and other	154	136	152	134
Permian	187	199	192	194
Total	609	593	594	583
Latin America
Crude Oil (MBL)
Argentina	34	38	33	31
Colombia	44	34	43	36
Total	78	72	76	67
Natural Gas (MMCF)
Argentina	28	21	25	17
Bolivia	18	20	16	17
	46	41	41	34
Middle East / North Africa
Crude Oil (MBL)
Oman	19	17	21	17
Qatar	47	44	46	44
Yemen	25	30	28	31
Libya	19	27	23	25
Total	110	118	118	117
Natural Gas (MMCF)
Oman	32	35	29	30
Barrels of Oil Equivalent (MBOE)
Subtotal consolidated subsidiaries	561	555	562	545
Other interests
Colombia - minority interest	(6)	(5)	(6)	(5)
Yemen - Occidental net interest	3	1	3	2
Worldwide production - continuing operations	558	551	559	542
Sold operations
Horn Mountain	9	13	9	14
Pakistan	16	18	16	17
Russia	-	27	3	28
Total worldwide production - MBOE	583	609	587	601

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
	2007	2006	2007	2006
OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	58.19	61.78	55.09	58.40
Natural gas ($/MCF)	7.07	6.23	6.74	7.25
Latin America
Crude Oil ($/BBL)	52.57	56.47	49.19	54.28
Natural Gas ($/MCF)	2.26	1.87	2.12	1.82
Middle East / North Africa
Crude Oil ($/BBL)	66.21	65.08	60.42	61.57
Natural Gas ($/MCF)	0.97	0.97	0.96	0.96
Total Worldwide
Crude Oil ($/BBL)	59.11	61.66	55.34	58.53
Natural Gas ($/MCF)	6.46	5.69	6.20	6.68
Excludes Horn Mountain and Pakistan
	Second Quarter		Six Months
	2007	2006	2007	2006
Exploration Expense
Domestic	$9	$16	$27	$48
Latin America	8	3	31	6
Middle East / North Africa	61	30	114	53
Other Eastern Hemisphere	15	1	23	14
TOTAL	$93	$50	$195	$121

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
Capital Expenditures ($MM)	2007	2006	2007		2006
Oil & Gas
California	$153	$123	$285	$	$226
Permian	153	138	317		265
Other - U.S.	57	64	100		127
Latin America	109	78	223		125
Middle East / North Africa	316	188	609		397
Other Eastern Hemisphere	6	(2)	7		-
Chemicals	48	47	75		80
Corporate	8	6	14		10
TOTAL	$850	$642	$1,630		$1,230
Depreciation, Depletion &	Second Quarter		Six Months
Amortization of Assets ($MM)	2007	2006	2007		2006
Oil & Gas
Domestic	$255	$209	$501		$407
Latin America	88	70	178		119
Middle East / North Africa	132	129	285		258
Chemicals	77	70	150		136
Corporate	12	5	24		10
TOTAL	$564	$483	$1,138		$930

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

CORPORATE

($ millions)

	30-Jun-07	31-Dec-06
CAPITALIZATION
Long-Term Debt (including current maturities)	$1,880	$2,790
Subsidiary Preferred Stock	75	75
Others	25	25
Total Debt	$1,980	$2,890
EQUITY	$21,111	$19,252
Total Debt To Total Capitalization	9%	13%

Investor Relations Supplemental Schedules

See the investor relations supplemental schedules for the reconciliation of non-GAAP items. Statements in this presentation that contain words such as "will", "expect" or "estimate", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could materially affect expected results. Factors that could cause results to differ materially include, but are not limited to: exploration risks, such as drilling of unsuccessful wells; global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher-than-expected costs; political risk; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. You should not place undue reliance on these forward-looking statements which speak only as of the date of this filing. Unless legally required, Occidental disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise. U.S. investors are urged to consider carefully the disclosure in our Form 10-K, available through the following toll-free telephone number, 1-888-OXYPETE (1-888-699-7383) or on the Internet at http://www.oxy.com. You also can obtain a copy from the SEC by calling 1-800-SEC-0330.